SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	0-20333	87-0406496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9C Portland Road, W. Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-834-9600
————————————————————
(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

Exhibit 99      Letter to Shareholders dated February 4, 2004.

Item 9.

     Registrant hereby furnishes the Letter to Shareholders dated February 4, 2004 attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

     Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Nocopi Technologies, Inc.
                (Registrant)

By:/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt,
Chief Financial Officer
Dated: February 4, 2004